CONTACTS

From: Anthony J. DeFazio	For: Brian S. Block, EVP & CFO
Diccicco Battista Communications	American Realty Capital Properties, Inc.
tdefazio@ddcworks.com	bblock@arlcap.com
Ph: (484-342-3600)	Ph: (212-415-6500)

FOR IMMEDIATE RELEASE

American Realty Capital Properties Announces First Quarter 2013 Financial Results Release and Conference Call Date

New York, New York, April 25, 2013 – American Realty Capital Properties, Inc. (“ARCP” or the “Company”) (NASDAQ: ARCP) announced today it will issue its first quarter financial results before market open on Monday, May 6, 2013. The Company will also host a conference call and webcast to discuss its first quarter results on Monday, May 6, 2013, at 11:00 a.m. Eastern Time. Nicholas S. Schorsch, Chairman and Chief Executive Officer, and Brian S. Block, Chief Financial Officer, will conduct the call.

Live Conference Call and Webcast Details*

Domestic Dial-In Number: 1-888-317-6003

International Dial-In Number: 1-412-317-6061

Canada Dial-In Number: 1-866-284-3684

Conference ID: 6124627

Webcast: http://arcpreit.com/Q12013EarningsCall

*Participants should dial in 10-15 minutes early.

Conference Call Replay Details

Domestic Dial-In Number: 1-877-344-7529

International Dial-In Number:  1-412-317-0088

Conference ID: 10027748

Date Available: May 6, 2013 (one hour after the end of the conference call) to June 6, 2013 at 9:00 AM ET

Important Notice

ARCP is a publicly traded Maryland corporation listed on The NASDAQ Global Select Market that qualified as a real estate investment trust for U.S. federal income tax purposes for the taxable year ended December 31, 2011, focused on acquiring and owning single tenant freestanding commercial properties subject to net leases with high credit quality tenants. Additional information about ARCP can be found on its website at www.arcpreit.com.

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words.